ADVANCE CAPITAL I, INC.
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2005

The following replaces the second paragraph under the caption
Government Obligations on page 2 of the Statement of Additional
Information:

Each Fund may invest, on a limited basis, in obligations of certain agencies or instrumentalities which do not carry the full faith and credit of the U.S. Government, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. Each Fund will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes the credit risk with respect to the agency or instrumentality is minimal. No more than 30 percent of the total assets of the Retirement Income Fund and no more than 30 percent of the bonds in the Balanced Fund will be invested in these types of securities. No more than 5 percent of the Equity Growth Fund or the Cornerstone Stock Fund will be invested in these types of securities.

Dated: June 13, 2005